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                                                           [ANDERSEN LETTERHEAD]


                                                                    Exhibit 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement (No. 34-1838462) on Form S-8.



                                                         /s/ Arthur Andersen LLP
Cleveland, Ohio,
April 1, 2002.